Goodwill	12 Months Ended
Dec. 31, 2024
Text Block1 [Abstract]
Goodwill
14. Goodwill

Million US dollar	31 December 2024	31 December 2023

Acquisition cost
Balance at end of previous year	119 302	115 541
Effect of movements in foreign exchange	(7 082)	3 634
Transfers (to)/from other assets categories	(7)	(179)
Hyperinflation monetary adjustments	425	306
Balance at end of the period	112 637	119 302

Impairment losses
Balance at end of previous year	(2 259)	(2 531)
Effect of movements in foreign exchange	101	293
Impairment losses	-	(20)
Balance at end of the period	(2 158)	(2 259)

Carrying amount
Balance at end of the period	110 479	117 043
The carrying amount of goodwill was allocated to the different cash-generating units as follows:

Million US dollar	31 December 2024	31 December 2023

United States	33 387	33 387
Rest of North America	1 864	2 024
Mexico	12 250	14 697
Colombia	13 821	15 982
Rest of Middle Americas	23 205	23 576
Brazil	2 953	3 780
Rest of South America	1 345	1 036
Europe	2 051	2 157
South Africa	8 584	8 801
Rest of Africa	4 547	4 609
China	2 948	3 028
Rest of Asia Pacific	2 998	3 407
Global Export and Holding Companies	526	559
Total carrying amount of goodwill	110 479	117 043
Goodwill, which accounted for approximately 53% of AB InBev total assets as at 31 December 2024, is tested for impairment at the cash-generating unit level (that is one level below the operating segments). The cash-generating unit level is the lowest level at which goodwill is monitored for internal management purposes. Except in cases where the initial allocation of goodwill has not been concluded by the end of the initial reporting period following the business combination, goodwill is allocated as from the acquisition date to each of AB InBev’s cash-generating units that are expected to benefit from the synergies of the combination whenever a business combination occurs.
2024 impairment testing
AB InBev completed its annual impairment test for goodwill at cash-generating unit level and concluded that, based on the assumptions described below, no impairment charge was warranted.
The company cannot predict whether an event that triggers impairment will occur, when it will occur or how it will affect the value of the asset reported. Goodwill impairment testing relies on a number of critical judgments, estimates and assumptions. AB InBev believes that all of its estimates are reasonable: they are consistent with the company’s internal reporting and reflect management’s best estimates. However, inherent uncertainties exist, that management may not be able to control. If the company’s current assumptions and estimates, including projected revenues growth rates, competitive and consumer trends, weighted average cost of capital, terminal growth rates, and other market factors, are not met, or if valuation factors outside of the company’s control change unfavorably, the estimated fair value of goodwill could be adversely affected, leading to a potential impairment in the future.
The company’s impairment testing methodology is in accordance with IAS 36
Impairment of Assets
, in which
fair-value-less-cost-to-sell
and value in use approaches are taken into consideration. This consists in applying a discounted cash flow approach based on acquisition valuation models for the cash-generating units showing an invested capital to EBITDA multiple above 9x and valuation multiples for the other cash-generating units. The discounted cash flow approach was applied for the Colombia, Rest of Middle Americas, South Africa, Rest of Africa, Rest of Asia Pacific and the United States cash-generating units.

Key assumptions
The key judgments, estimates and assumptions used in the discounted cash flow calculations were generally as follows:

●
Cash flows are based on AB InBev’s
10-year
plan as approved by key management. The plan is prepared per cash-generating unit and is based on external sources in respect of macro-economic assumptions, industry, inflation and foreign exchange rates, past experience and identified initiatives in terms of market share, revenue, variable and fixed cost, capital expenditure and working capital assumptions;

●
In order to calculate the terminal value, the company extrapolated the cash flows after the first
10-year
period using expected annual long-term GDP growth rates based on external sources, or applied a market multiple after the first 5 years of the plan set at 12.5x. The company considered sensitivities on these metrics and corroborated the calculations by market multiples;

●	Projections are discounted at the unit’s weighted average cost of capital (WACC), considering sensitivities on this metric;

●	Cost to sell is assumed to reach 2% of the entity value based on historical precedents.
For the main cash generating units, the terminal growth rate applied generally ranged between 2% and 6%.
The WACC applied in US dollar nominal terms were as follows:

Cash-generating unit	31 December 2024	31 December 2023

Colombia	10%	10%
Rest of Middle Americas	13%	13%
South Africa	11%	11%
Rest of Africa	13%	14%
Rest of Asia Pacific	8%	7%
United States	7%	7%
Sensitivity to change in key assumptions
During its valuation, the company ran sensitivity analysis for key assumptions including the weighted average cost of capital and the terminal growth rate, in particular for the valuations of Colombia, South Africa and Rest of Africa cash-generating units that show the highest invested capital to EBITDA multiple.
In the sensitivity analysis performed by management during the annual impairment testing in 2024, an adverse change of 1% in WACC or terminal growth rate or an adverse change of 1x in market multiple would not cause a cash-generating unit’s carrying amount to exceed its recoverable amount except for Colombia where an adverse change of 1% in WACC would result in a negative headroom of 0.3 billion US dollar. While a change in the estimates used could have a material impact on the calculation of the fair values and trigger an impairment charge, the company, based on the sensitivity analysis performed is not aware of any reasonably possible change in a key assumption used that would cause a cash generating unit’s carrying amount to exceed its recoverable amount.
Although AB InBev believes that its judgments, assumptions and estimates are appropriate, actual results may differ from these estimates under different assumptions or market or macro-economic conditions.